UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2023

Panacea Life Sciences Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-38190	27-1085858
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

5910 S University Blvd, C18-193

Greenwood Village, CO 80121

Telephone: 800-985-0515

(Address and Telephone Number of Registrant’s Principal
Executive Offices and Principal Place of Business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Panacea Life Sciences Holdings, Inc., a Nevada corporation (the “Company”), to amend the Current Report on Form 8-K (the “Prior 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2023, in connection with the consummation on September 30, 2023 of the asset purchase agreement between N7 Enterprises and Panacea Life Sciences, Inc.

The Company is filing this Amendment solely to provide (i) the historical audited financial statements of N7 Enterprises as of and for the year ended December 31, 2022 and 2021 and the unaudited financial statements of N7 Enterprises, Inc. as of June 30, 2023 and for the six months ended June 30, 2022, referred to in Item 9.01(a) below and (ii) the unaudited pro forma condensed combined financial statements as of and for the six month period ended June 30, 2023 and for the year ended December 31, 2022, referred to in Item 9.01(b) below.

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Company on October 5, 2023 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which were not previously filed with the Initial Form 8-K and are permitted to be filed by amendment no later than 71 days after the date the Current Report on Form 8-K reporting the Company’s acquisition of the business of N7 Enterprises, Inc., a Florida corporation, through the asset purchase agreement reported in the Original Form 8-K.

The above description does not purport to be complete and is qualified in its entirety by reference to the merger agreement and other agreements relating to the acquisition of the business of N7 Enterprises, Inc., copies of which were filed as exhibits to the Initial Form 8-K and are incorporated by reference into this Current Report. The required historical financial statements of N7 Enterprises, Inc. and the related pro forma financial information are contained herein under Item 9.01 of this Current Report.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of N7 Enterprises, Inc. as of and for the year ended December 31, 2022 and 2021 and the unaudited financial statements of N7 Enterprises, Inc. as of June 30, 2023 and for the six months ended June 30, 2022 are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations for the year ended December 31, 2022 and the six months ended June 30, 2023 and are attached hereto as Exhibit 99.3.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

(23)	Consent of BFBorgers.

(99.1)	Audited financial statements of N7 Enterprises, Inc. as of and for the years ended December 31, 2022 and 2021.

(99.2)	Unaudited financial statements of N7 Enterprises, Inc. as of June 30, 2023 and for the six months ended June 30, 2022.

(99.3)	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 and the six months ended June 30, 2023.

(104)	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACEA LIFE SCIENCES HOLDINGS, INC.

	By:	/s/ Leslie Buttorff
Date: December 8, 2023	Name:	Leslie Buttorff
	Title:	Chief Executive Officer

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